UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 7, 2008
VISTEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan	48111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (800)-VISTEON
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS
Item 1.01. Entry into a Material Definitive Agreement.
     The information set forth in Item 2.01 below is incorporated herein by reference.
SECTION 2 — FINANCIAL INFORMATION
Item 2.01. Completion of Acquisition or Disposition of Assets.
     On July 7, 2008, Linamar UK Holdings Inc. (“Holdings”), a wholly-owned subsidiary of Linamar Corporation (“Linamar”), acquired from Visteon UK Limited (“Visteon UK”), an indirect, wholly-owned subsidiary of Visteon Corporation (“Visteon”), all of the issued share capital of Visteon Swansea Limited in exchange for £1 cash consideration, in accordance with a Share Purchase Agreement, dated as of July 7, 2008 (the “Purchase Agreement”), among Visteon UK, Holdings and Visteon Swansea Limited. Visteon Swansea was recently formed to conduct Visteon UK’s chassis manufacturing operations located in Swansea, United Kingdom. The Share Purchase Agreement also contains customary warranties and indemnities.
     The description of the above Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the agreement, a copy of which is filed as Exhibit 10.1 and incorporated herein by reference. Visteon’s press release related to the foregoing is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.
(b)	Pro Forma Financial Information.

Unaudited Pro Forma Consolidated Financial Statements of Visteon, including Unaudited Pro Forma Consolidated Statements of Operations for the three months ended March 31, 2008 and the year ended December 31, 2007, Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2008, and Notes to Unaudited Pro Forma Consolidated Financial Statements, are included as Exhibit 99.1 hereto and are incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description
10.1	Share Purchase Agreement, dated as of July 7, 2008, among Visteon UK Limited, Linamar UK Holdings Inc. and Visteon Swansea Limited.

99.1	Unaudited Pro Forma Consolidated Financial Statements of Visteon, including Unaudited Pro Forma Consolidated Statements of Operations for the three months ended March 31, 2008 and the year ended December 31, 2007, Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2008, and Notes to Unaudited Pro Forma Consolidated Financial Statements.

99.2	Press release dated July 7, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION
Date: July 11, 2008	By:	/s/ Michael J. Widgren
Michael J. Widgren
Vice President, Corporate Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description	Page
10.1	Share Purchase Agreement, dated as of July 7, 2008, among Visteon UK Limited, Linamar UK Holdings Inc. and Visteon Swansea Limited.

99.1	Unaudited Pro Forma Consolidated Financial Statements of Visteon Corporation, including Unaudited Pro Forma Consolidated Statements of Operations for the three months ended March 31, 2008 and the year ended December 31, 2007, Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2008, and Notes to Unaudited Pro Forma Consolidated Financial Statements.

99.2	Press Release dated July 7, 2008.